STURM, RUGER & CO., INC.

2011 Annual Meeting

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2010 and Form 10-Q for the fiscal quarter ended April 2, 2011. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER

Investment Highlights

- 62 years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- Ongoing commitment to new product development.
- We have maintained our market share gains of the past two years.
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 18.9 Million
Price: $20.94 (4/25/11)
Market Capitalization: $395 Million

RUGER

Company Profile

- Trailing 12-month sales: $262 million, EPS: $1.46 (ending 4/2/11).
- Manufacturing facilities in Newport, NH and Prescott, AZ.
- Engineering satellite office in Enfield, CT.
- Corporate office in Southport, CT.
- 1,200 non-union employees, plus 100-150 temporary employees.
- Investment castings division.
- Firearms Products:

Rifles	Pistols	Revolvers	Shotguns
Single-Shot	Rimfire	Single-Action	Over & Under
Autoloading	Centerfire	Double-Action	
Bolt-Action			
Modern Sporting			

- 2-step distribution: selling to 14 wholesale distributors.

- 287 Catalog SKUs.

RUGER

Financial and Operational Highlights

Consolidated Operating Results (in Millions, except EPS)

	2011	2010			
	Q1	Q4	Q3	Q2	Q1
Revenues	$75.4	$64.1	$58.4	$64.4	$68.3
Gross Margin	$24.0	$20.5	$18.6	$21.7	$23.1
Operating Profit	$12.5 16.5%	$8.6 13.4%	$9.3 15.9%	$12.6 19.6%	$12.9 18.9%
EPS	$0.42	$0.30	$0.32	$0.43	$0.44

RUGER

Comparison of Underlying Performance (in Thousands)

	2011	2010			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$12,458	$8,569	$9,309	$12,637	$12,900
Adjustments					
LIFO	(590)	(1,264)	632	(285)	(122)
O/H Rate	158	(584)	298	62	(394)
D/L Rate	156	(98)	(132)	(79)	(55)
E&O reserve	(125)	(365)	(378)	447	(761)
Frozen DB Pension Plan	-	-	-	-	400
Other	145	6	6	11	(68)
Total Adjustments	(256)	(2,305)	426	156	(1,000)
Adjusted Operating Profit	$12,202	$6,264	$9,735	$12,793	$11,900
	16%	10%	17%	20%	17%

RUGER

Comparison of Underlying Performance (in Thousands)

	2011	2010			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$12,458	$8,569	$9,309	$12,637	$12,900
Adjustments					
LIFO	(590)	(1,264)	632	(285)	(122)
O/H Rate	158	(584)	298	62	(394)
D/L Rate	156	(98)	(132)	(79)	(55)
E&O reserve	(125)	(365)	(378)	447	(761)
Frozen DB Pension Plan	-	-	-	-	400
Other	145	6	6	11	(68)
Total Adjustments	(256)	(2,305)	426	156	(1,000)
Adjusted Operating Profit	$12,202	$6,264	$9,735	$12,793	$11,900
	16%	10%	17%	20%	17%

RUGER

Return on Shareholders' Equity (in Millions)



$120
$100
$80
$60
$40
$20
2006
2007
2008
2009
2010
= Net Income

Return on Shareholders' Equity (in Millions)


$120
$100
$80
$60
$40
$20
2006
2007
2008
2009
2010
= Net Income
= Equity

Return on Shareholders' Equity (in Millions)



$120
$100
$80
$60
$40
$20
40%
35%
30%
25%
20%
15%
10%
5%
0%
2006
2007
2008
2009
2010
= Net Income
= Equity
= ROE

Market Conditions

RUGER

Bookings (in Units)



600,000
500,000
400,000
300,000
200,000
100,000
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1
2011

Bookings & Distributor Sell-Through (in Units)



600,000
500,000
400,000
300,000
200,000
100,000
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1
2011
= Bookings
= Distributor Sell-Through

RUGER

Trends in Retail Demand (in Thousands)


12,000
10,000
8,000
6,000
4,000
2,000
ADJUSTED NICS
Adjusted NICS 19% Growth
2006
2007
2008
2009
2010

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

RUGER

Trends in Retail Demand (in Thousands)



12,000
10,000
8,000
6,000
4,000
2,000
ADJUSTED NICS
1,000
900
800
700
600
500
400
300
200
100
DISTRIBUTOR SELL-THROUGH
Ruger 83% Growth
Adjusted NICS 19% Growth
2006
2007
2008
2009
2010
= Adjusted NICS
= Distributor Sell-Through

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

RUGER

Quarterly Trends in Retail Demand (in Thousands)



3,500
3,000
2,500
2,000
1,500
1,000
500
ADJUSTED NICS
300
250
200
150
100
50
DISTRIBUTOR SELL-THROUGH
2006
2007
2008
2009
2010
2011
= Adjusted NICS
= Distributor Sell-Through

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

RUGER

Market Share Movement

Product Category	2009
Single-Action Revolvers	Maintained
Double-Action Revolvers (LCR)	Gained
Rimfire Pistols	Maintained
Centerfire Full-Size (SR9)	Maintained
Centerfire Compact (LCP)	Gained
Mini-14 Rifles	Maintained
Hunting Rifles	Maintained
Rimfire Rifles	Gained
Modern Sporting Rifles (SR-556)	Gained

(Based on Management Estimates and Distributor Commentary)

RUGER

Market Share Movement

Product Category	2009	2010
Single-Action Revolvers	Maintained	Maintained
Double-Action Revolvers (LCR)	Gained	Maintained
Rimfire Pistols	Maintained	Maintained
Centerfire Full-Size (SR9 & SR40)	Maintained	Maintained
Centerfire Compact (LCP & SR9c)	Gained	Gained
Mini-14 Rifles	Maintained	Maintained
Hunting Rifles	Maintained	Lost
Rimfire Rifles	Gained	Maintained
Modern Sporting Rifles (SR-556)	Gained	Maintained

(Based on Management Estimates and Distributor Commentary)

RUGER

New Product Development

RUGER

Highlighted New Products: 2010 & YTD 2011

3 New Platform Products

LC9 / Scout Rifle / SR1911

31 New Product Derivatives

Including the LCR-357 / SR9c / SR40

91 Distributor Specials

Including the 100th Anniversary BSA 10/22


SR9C™
COMPACT PISTOL
RUGER


.40 S&W
RUGER
PRESCOTT, AZ USA
RUGER
THE RUGER®
SR40™


RUGER LCR
545-01000
THE RUGER®
LCR®-357


RUGER
THE RUGER®
LC9™


THE RUGER® GUNSITE
SCOUT RIFLE


.45 AUTO
PRESCOTT AZ
670-02465
RUGER
SR1911
THE RUGER®
SR1911™


THE RUGER®
10/22® BOY SCOUT™ RIFLE

[redacted]

New Product Impact


2010 New Product Impact
New Products 25%
Mature Products 75%

New Product Impact


2010 New Product Impact
New Products 25%
Mature Products 75%


2011 Q1 New Product Impact
New Products 29%
Mature Products 71%

RUGER

Recognition & Media Coverage

RUGER


A PROVEN WINNER!
Ruger® LCR™ Revolver
Ruger® SR9c™ Pistol
Ruger® LCP™ Pistol
SHOOTING INDUSTRY ACADEMY OF EXCELLENCE
Ruger® LCP™ – 2008 Handgun of the Year
Ruger® LCR™ – 2009 Handgun of the Year
Ruger® SR9c™ – 2010 Handgun of the Year
One company continues to produce American-Made firearms that impress and perform at all levels – Ruger® and the award-winning Ruger® Compacts.

Editorial Coverage


WIN! WILSON COMBAT RECON 6.8 SPC
S.W.A.T.
TRUE TO THE CONCEPT
RUGER GUNSITE SCOUT RIFLE
BEHIND THE BLACK CURTAIN
BLACKWATER CARBINE OPERATOR COURSE
TRAINING ON THE EDGE
DTI DEFENSIVE HANDGUN/URBAN RIFLE
SELF-TRAINING
HARSH TRUTHS
CHIP OFF THE OLD BLOCK
CHIAPPA MFOUR-22 CARBINE
BRITISH ARMY'S NEW SNIPER RIFLE
BETTER THAN A ROYAL WEDDING
RETURN OF THE WILD BUNCH
REMINGTON R1 PISTOL


AMERICAN
Rifleman
May 2011
The World's Oldest And Largest Firearm Authority
SCOUT!
RUGER & GUNSITE GET IT RIGHT
2011 Golden Bullseye Awards
The G.I. "Forty-Five" In World War II


NRA
The Hottest New Guns for 2011
SHOOTING Illustrated
www.shootingillustrated.com
Dead-Wrong Shotgun Myths
Cooper's Ultimate Rifle
Ruger Gunsite Scout
Choosing the Right 3-Gun Pistol
April 2011
The Most Powerful Weapon for Self-Defense


12 GA STORM: BERETTA'S NEW TX4 SEMI-AUTO SHOTGUN
GUNS & WEAPONS
FOR LAW ENFORCEMENT
Ruger's New
DUTY-READY FIREPOWER
MINI-THIRTY 7.62MM
SR40 PISTOL .40 S&W
MIAMI TRAGEDY
25-Year Case Study!
DUTY GUN DOWN!
SAVAGE MODEL 10 FLCP-K .308
SUREFIRE QUAD-MAGS
S&W .38/380 DEEP COVER BODYGUARDS
GLOCK Vs. 2 ARMED FELONS
GUN TESTS


THE REAL SCOOP ON PREMIUM BULLETS
PETERSEN'S
RIFLESHOOTER
RUGER'S 6.8
A NEW PISTON RIFLE WITH MORE PUNCH & POWER
SHORT .300s
HOW DO THE LITTLE MAGS COMPARE?
AR-15 MOUNTS
2 GREAT NEW OPTICS SOLUTIONS
STEYR & ZEISS
A PRECISION BOLT RIG
RIFLE REPORTS
•SAVAGE 93 .22 MAG.
•ANSCHUTZ 1770 .223
•MERKEL KR1


AMERICA'S TOP 6 RIFLE TOWNS
LOADING THE 7MM REM. MAG.
ODDBALL MILITARY RESTORATIONS
PETERSEN'S
ALL PURPOSE
RUGER'S NEW TAKE ON THE SCOUT RIFLE
7 LIGHT MMS
NO MAGNUM? NO PROBLEM!
HEAD TO HEAD
2 SPOTTING SCOPES
4 AR FORE-ENDS
RIFLE REPORTS
• BUSHMASTER ACR
• BROWNING T-BOLT
• UBERTI ROLLING BLOCK

Editorial Coverage


MAGNUM OPTION RELOADING THE .44 SPECIAL
CAN WE REFORM THE BATFE?
M1A "BORDER RUFFIAN"
GUNS&AMMO
LC9
RUGER's 17 oz. AUTO
EXCLUSIVE
POWERED-UP POCKET PROTECTION
9mm
HARD-HITTING HOME DEFENSE
Shotgun Loads
SCALING DOWN A LEGEND
Browning's Rimfire 1911-22
ACCURACY SUPREME!
Les Baer's Ultimate .308 Match Semiauto Sniper Rifle
Hornady
CRITICAL DEFENSE


CONCEALED CARRY HANDGUNS
2011 BUYER'S GUIDE
PocketPISTOLS
SUPER-COMPACT
DYNAMIC DUO
RUGER LC9 9MM
S&W BODYGUARD
OVER 500+ GUNS!
PERSONAL & HOME DEFENSE FIREARMS
EXCLUSIVE!
KIMBER 9MM SOLO
GLOCK'S POWERHOUSES!
15 Sub & Compacts
1911 CARRY .45 PEACE OF MIND
GUN TESTS
WILSON COMBAT
Custom-Built 9mm Sentinels
TAURUS UNDERCOVER
Top 10 CCW Builts!
.380 AMMO
Small Cartridge Big Firepower!
MAXIMUM CONCEALMENT
DEEP COVER HOLSTERS


Enter To WIN!
AR PACKAGE WORTH OVER $5,000!
GUNS
DECEMBER 2010
PERFECT PACKIN' POLYMER
RUGER 9MM
SR9c
RIFLE OF THE SCARLET RIDERS
CIMARRON'S 1876 NWMP .45-75
DYNAMITE DUO
JACK O'CONNOR'S WINCHESTER .270s
YOU CAN FIX IT
BASIC TOOLS
HUNTING SPECIAL
• GLASS WITH CLASS
• CHOOSING A GUIDE
ACCURATE .308s
• REMINGTON LTR
• FN's FNAR
www.gunsmagazine.com


ANNUAL HANDGUN ISSUE
SHOOTING TIMES
EXCLUSIVE!
RUGER'S NEW SR40
.40-CAL. MUSCLE
.30 CARBINE COMBO
• REVOLVER
• M1 PARATROOPER
RIDING NIGHT GUARD:
S&W'S NEW .41 MAG.
SECRETS OF THE MOSIN-NAGANT
THE 6MM SOLUTION
CRIME LAB: .41 COLTS
FEBRUARY 2011


OEHLER MODEL 35P RETURNS! (P.14)
SHOOTING TIMES
JUNE 2011
NEW
RUGER's 1911
1,500 ROUNDS FIRED
Groove Your Move
Tips For Better Wingshooting
Springfield 1922—
A Rimfire For The Ages
Crime Lab Facts—
The Truth About .22s & .25s
We Shoot...
CZ P-07 Duty 9mm
Traditions Vortek
Ultralight .50


BUYER'S GUIDE
OVER 500 GUNS! All Models • Prices • Options
THE COMPLETE BOOK OF AUTOPISTOLS
Tested
5 NEW & PROVEN .45 ACPs
PAIR OF ACES!
NIGHTHAWK GRP/FLX 9mm
RUGER LCP .380 ACP
BEST FOR CONCEALED CARRY
.45 ACP • 9MM .380 ACP
HOME DEFENSE
5 New Breed Nightstand 9MMs
AUTO-ORDNANCE TOMMY GUN PISTOL
30+1 Powerhouse!
GUN TESTS

Liquidity

Inventory Turns


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
2006
2007
2008
2009
2010

Inventory Reduction (in Millions)


$70
$60
$50
$40
$30
$20
$10
December
March
June
September
December
March
June
September
December
March
2008
2009
2010
2011
= Raw Materials & WIP
= Finished Goods

Finished Goods Seasonality (in Millions)



$25
$20
$15
$10
$5
December
March
June
September
December
March
June
September
December
March
June
September
December
March
June
September
December
March
June
September
December
March
2005
2006
2007
2008
2009
2010
2011

RUGER

Finished Goods Inventory (in Units)



120,000
100,000
80,000
60,000
40,000
20,000
Q1 Q2 Q3 Q4
2006
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1
2011
= Distributor
= Ruger

RUGER

2010 Capital Allocation (in Millions)


$6.3
$5.7
$19.4
$1.9
= Capital Expenditures
= Increased Corporate Cash
= Share Repurchases
= Dividends

More than a third of the $33 million of net cash generated in 2010 was returned to our shareholders in the form of dividends and stock repurchases.

2010 Capital Allocation (in Millions)


$22.0
$14.6
We Pay Taxes
= Federal Excise Tax
= Income Tax
= Capital Expenditures
= Increased Corporate Cash
= Share Repurchases
= Dividends

Capital Expenditures: Investing in Top-Line Growth (in Millions)


$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
2005
2006
2007
2008
2009
2010
2011
(Projected)

Cumulative Dividends Paid (in Millions)


$13.1
million
$14
$12
$10
$8
$6
$4
$2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011

Cash Balance (in Millions)


$80
$70
$60
$50
$40
$30
$20
$10
$72 million
Since January 2010, major cash outflows included:
• Capital Expenditures ($22 million)
• Dividends ($7 million)
• Share Repurchases ($8 million)
2009
2010
2011

RUGER

Cash Balance (in Millions)


$80
$70
$60
$50
$40
$30
$20
$10
$72 million
2009
2010
2011

Since January 2010, major cash outflows included:

- Capital Expenditures ($22 million)
- Dividends ($7 million)
- Share Repurchases ($8 million)

During that time, we increased our cash holdings by $17 million through operating profits and inventory reduction.

RUGER

Shares Outstanding (in Millions)



29
27
25
23
21
19
17
15
2006
2007
2008
2009
2010
2011
Since September 2006, we repurchased 8.6 million shares
(32% of the shares outstanding as of September 2006)
for **$63 million**, an average repurchase price of $7.36 per share.

RUGER

Investor Communications

We anticipate releasing 2011 quarterly earnings and holding investor conference calls on the following dates:

Period	Earnings Release	Conference Call
Q2 2011	July 27, 2011	July 28, 2011
Q3 2011	October 26, 2011	October 27, 2011
Q4 2011	February 22, 2012	February 23, 2012

RUGER

Investment Highlights

- 62 years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- Ongoing commitment to new product development.
- We have maintained our market share gains of the past two years.
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 18.9 Million
Price: $20.94 (4/25/11)
Market Capitalization: $395 Million

RUGER

Next Stop: NRA Show


RUGER LIGHTWEIGHT
COMPACT
HANDGUNS
CHARGER
PISTOL
RUGER
RUGER
WWW.RUGER.COM/LCR
RUGER FIREARMS
THE RUGER SR-556
THE RUGER 22/45 RP

RUGER

Questions

RUGER

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2010 and Form 10-Q for the fiscal quarter ended April 2, 2011. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER

STURM, RUGER & CO., INC.

Thank You